UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) January 31, 2013

AutoNation, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On January 31, 2013, AutoNation, Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter and year ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure
On January 31, 2013, the Company also announced that it will begin marketing its Domestic and Import stores under the AutoNation brand. The re-branding of these stores, which previously operated under various local market brands, will take place throughout the first half of 2013. As part of this re-branding initiative, the Company expects to incur, primarily during the first half of 2013, incremental, non-recurring, selling, general & administrative expenses of approximately $18 million, or $0.09 per share based on the weighted average number of common shares outstanding used in calculating diluted earnings per share for the fourth quarter of 2012.
As previously announced, the Company expects to report January 2013 retail new vehicle unit sales on February 4, 2013. The Company currently expects to report that its retail new vehicle unit sales in January 2013, as reported to the applicable automotive manufacturers, grew at a rate between 15% and 20% on a same-store basis, as compared to January 2012.
The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K and the exhibit filed herewith contains forward-looking statements. Actual events or results may differ materially from those expressed or implied by these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from general economic conditions, conditions in the credit markets and changes in interest rates, the success and financial viability of vehicle manufacturers and distributors with which we hold franchises, natural disasters and other adverse weather events, restrictions imposed by vehicle manufacturers, the resolution of legal and administrative proceedings, regulatory factors affecting our business, unanticipated expenses associated with our re-branding initiative, and other factors described in our filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. The forward-looking statements contained in this report speak only as of the date of this report, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following exhibit is furnished as part of this report:

99.1	Press Release of AutoNation, Inc. dated January 31, 2013 regarding results of operations for the fiscal quarter and year ended December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	January 31, 2013	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary